                              DISTRIBUTORSHIP AGREEMENT


    This Agreement, made and entered into to be effective as of the       day
of             , 1996 by and between:

                   ACCUMED INTERNATIONAL, INC.
                   Microbiology Division
                   29299 Clemens Road, Suite K
                   Westlake, OH  44145

a corporation organized under the laws of the state of Delaware, hereinafter referred to as SUPPLIER; and

                   FISHER SCIENTIFIC COMPANY
                   2000 Park Lane
                   Pittsburgh, PA   15275

a corporation organized under the laws of the state of Delaware, hereinafter referred to as DISTRIBUTOR.

                                 W I T N E S S E T H

    WHEREAS, SUPPLIER desires to sell and/or market its products through the use of a distributor; and

    WHEREAS, DISTRIBUTOR desires to purchase the SUPPLIER's products for resale to customers; and

    WHEREAS, the parties desire to enter into a distributorship agreement governing their relationship;

    NOW, THEREFORE, in consideration of the mutual terms and conditions set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.  PRODUCT

    1.1  PRODUCTS:   The Products covered by this Agreement are those products
together with accessories, parts and components necessary for their maintenance and repair, set forth and attached hereto in Exhibit A ("Products"), and manufactured by or for SUPPLIER, and any improved or updated versions thereof. Exhibit A may be amended from time to time by mutual consent of the parties.

     1.2  [        *         ]   SUPPLIER shall offer to DISTRIBUTOR in writing
the right to distribute [           *           ] developed by SUPPLIER during
the term of this Agreement on the same terms as set forth herein. For any period during which the arrangement between the parties for distribution of any Products is exclusive, DISTRIBUTOR shall accept distribution rights with respect
to [          *         ] if at all, in writing, within sixty (60) days after
SUPPLIER advises DISTRIBUTOR of the availability of such [         *         ].
In the event DISTRIBUTOR elects not to exercise such right as to all or any of the products so offered by SUPPLIER within such period, SUPPLIER may distribute
any such rejected [          *        ] to any third party on terms no more
advantageous than those offered to DISTRIBUTOR.

     1.3  SHELF LIFE:   SUPPLIER represents and warrants that all Products with
a limited shelf life have been so indicated on Exhibit A with the useful life of each Product stated in months from the date of manufacture.

     1.4  SPARE PARTS:   SUPPLIER represents and warrants that spare parts
necessary for the operation and repair of Products furnished hereunder, if any, shall be available to DISTRIBUTOR and its customers for a period of five (5) years after the date of SUPPLIER's invoice for such Products.

     1.5  MSDS:   SUPPLIER shall provide required Material Safety Data Sheets for, any Product containing hazardous chemicals as required by Federal, state or local law.

     1.6  CONTROL OVER PRODUCTS:   SUPPLIER reserves the right, at any time and
from time to time, to change the design of or discontinue any of the Products. SUPPLIER agrees to provide DISTRIBUTOR at least sixty (60) days prior written notice of any such occurrence. In the event of a Product shortage, SUPPLIER shall allocate its available inventory in such a manner as to ensure DISTRIBUTOR receives an equitable share.

2.   DISTRIBUTION RIGHTS AND RESTRICTIONS

     2.1  DISTRIBUTION RIGHTS:   SUPPLIER hereby appoints DISTRIBUTOR and
DISTRIBUTOR accepts the appointment as the exclusive distributor of the Products during the term and pursuant to the provisions of this Agreement. Further, for so long as this Agreement is in effect, but in no event beyond December 31, 2000, DISTRIBUTOR agrees not to carry another product which directly competes with the Products; provided, however, this prohibition shall not apply to the Pasco product line from Difco.

     2.2  TERRITORY:   The territory in which the DISTRIBUTOR has the  right to
sell and distribute the Products shall be the United States and its territories and possessions.


* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

     2.3  SUPPLIER DISTRIBUTION RIGHTS:   SUPPLIER reserves the right to sell
the Products in the Territory to its current customers, as identified on Exhibit C hereof, but will promptly direct all leads and inquiries from other potential customers to DISTRIBUTOR. SUPPLIER will use reasonable efforts to transfer all business from its customers listed on Exhibit C to DISTRIBUTOR no later than December 31, 1997.

3.   ORDERS

     3.1  ORDERS:   DISTRIBUTOR shall make purchases by submitting firm purchase orders to SUPPLIER.

     3.2  VOLUME:   DISTRIBUTOR's estimated annual sales volume for stated
periods are set forth in Exhibit B. SUPPLIER acknowledges that this is a non-binding estimate only, and not a commitment to purchase. Calculation of sales volume shall be determined based upon reports customarily generated by DISTRIBUTOR to monitor sales.

     3.3  SOLE REMEDY:   SUPPLIER's sole and exclusive remedy for DISTRIBUTOR's
failure to sell the estimated volume of Products as referenced in Exhibit B shall be the termination of the exclusivity provision of this Agreement, provided that such termination shall be effective only at the end of the calendar year following the expiration of the estimated purchase forecast period. Additionally, any excess sales in a stated time period shall be carried forward and applied toward the estimated sales volume for the next estimated sales period.

4.   SHIPPING AND DELIVERY

     4.1  SHIPPING:   SUPPLIER shall ship all Products F.O.B. Cleveland, Ohio or import point, if sent from outside the United States, freight prepaid and added.
 SUPPLIER shall ship Products to DISTRIBUTOR or DISTRIBUTOR's customers, at DISTRIBUTOR's election, via a carrier selected by DISTRIBUTOR.

     4.2  OBSOLETE INVENTORY:   Any Products owned by DISTRIBUTOR and rendered
unsalable, in DISTRIBUTOR's and SUPPLIER's reasonable opinion, due to (i) a change in any Product specification, (ii) discontinuation or elimination by SUPPLIER of any Product from its offering, or (iii) release by SUPPLIER of any improved or updated version of any Product, shall be repurchased from DISTRIBUTOR by SUPPLIER within thirty (30) days following DISTRIBUTOR's written request therefor at the price paid for such Product(s) by DISTRIBUTOR; provided, however, that SUPPLIER shall not be obligated to repurchase (i) any Products which have been modified or customized pursuant to DISTRIBUTOR's or its customer's order ("Custom Products"), or (ii) any Products delivered to DISTRIBUTOR more than six months prior to the date of DISTRIBUTOR's notice pursuant to this Section 4.2. DISTRIBUTOR shall pay for return freight and related transportation and insurance charges to Cleveland, Ohio for all such returned Products.

     4.3  SHELF LIFE:   SUPPLIER shall ship Products so that 70% of the shelf
life described in Exhibit A will be remaining at the time of receipt at DISTRIBUTOR's warehouse, or at the customer's facility if drop shipped. SUPPLIER agrees to take back for full invoice credit plus shipping charges any dated Products shipped contrary to this provision.

     4.4  DELIVERY:   SUPPLIER shall ship all Products for which it has received a firm purchase order within thirty (30) days of order receipt. Delivery information for Custom Products will be quoted at the time of order placement. SUPPLIER agrees that time is of the essence regarding its delivery of Products.

5.   SALES AND MARKETING SUPPORT

     5.1  TRAINING:   SUPPLIER shall provide to DISTRIBUTOR's sales personnel,
at DISTRIBUTOR's premises or such other location as the parties may agree, such training in the demonstration and use of the Products as may be reasonably requested by DISTRIBUTOR. For such training purposes, SUPPLIER, at its expense, will provide its trainers' training materials and demonstration products. DISTRIBUTOR, at its expense, will make available to its sales personnel SUPPLIER-prescribed training materials and demonstration products. DISTRIBUTOR shall provide transportation and lodging expenses for DISTRIBUTOR personnel for the training of DISTRIBUTOR representatives by SUPPLIER.

     5.2  TECHNICAL SUPPORT:   SUPPLIER shall provide technical support to
DISTRIBUTOR's sales personnel and customers, and promptly provide to DISTRIBUTOR such additional technical information developed or acquired by SUPPLIER from time to time as may reasonably be expected to be of assistance to DISTRIBUTOR in fulfilling its obligations hereunder. SUPPLIER shall provide at its own expense a toll free long distance telephone service for sales and customer support.

     5.3  LITERATURE:   SUPPLIER shall provide, at its expense, reasonable
quantities of such instruction manuals and point of sale literature as may, from time to time, be requested by DISTRIBUTOR for use in connection with the marketing, sale and distribution of the Products. Subject to DISTRIBUTOR's prior written approval, DISTRIBUTOR's name may be incorporated in SUPPLIER's advertising literature intended for distribution by DISTRIBUTOR's sales representatives. DISTRIBUTOR agrees that it will not without written consent from SUPPLIER alter any advertising material, brochure or other literature furnished by SUPPLIER other than to place thereon its own name and trademark.
If requested to do so by DISTRIBUTOR, SUPPLIER shall furnish DISTRIBUTOR with suitable copy and photographs for use by DISTRIBUTOR in cataloging the Products. DISTRIBUTOR shall submit all brochures, manuals, advertising and other Product literature and promotional materials, including all catalog copy with respect to the Products, to SUPPLIER for approval prior to the distribution thereof, shall identify SUPPLIER as the manufacturer of the Products described therein and properly identify SUPPLIER's trademarks with respect to the Products. SUPPLIER agrees to promptly review any such material submitted to it by DISTRIBUTOR and not unreasonably withhold, delay or condition its approval.

     5.4 SAMPLES: SUPPLIER shall provide DISTRIBUTOR with Product samples during the term of this Agreement to assist DISTRIBUTOR with its marketing and sales efforts relative to the Products. SUPPLIER will provide [ * ] annually in free product samples to DISTRIBUTOR, at DISTRIBUTOR's cost.

     5.5  DEMONSTRATION UNITS:   SUPPLIER shall provide DISTRIBUTOR with a
reasonable quantity of Products to be used for demonstration purposes and training during the term of this Agreement.

     5.6  PROMOTION:   DISTRIBUTOR shall make reasonable efforts to market, sell
and distribute the Products during the term of this Agreement.

     5.7  SALES REPORTS:   At SUPPLIER's request, DISTRIBUTOR shall submit to
SUPPLIER such reports as are customarily provided to suppliers similarly situated with SUPPLIER at DISTRIBUTOR's standard charge for such reports then in effect.

6.   PRICE AND PAYMENT TERMS

     6.1  PRICE:   SUPPLIER shall supply and ship Products at the prices or at
the discount(s) shown in Exhibit A through [      *        ] ("Firm Price
Period"). Such prices may be reduced by SUPPLIER, but may be increased only according to the terms hereof. In no event shall SUPPLIER decrease any discount to DISTRIBUTOR without DISTRIBUTOR's prior written consent.

     6.2  DISTRIBUTOR PRICING:   SUPPLIER represents and warrants that the
prices and terms at which the Products are and will be sold to DISTRIBUTOR pursuant to this Agreement shall be no less favorable than those made available to the SUPPLIER's most favored distributor(s) of similar size and volume.

     6.3  PRICE INCREASES:  [                                           *

         ] SUPPLIER shall give at least sixty (60) days prior written notice to the DISTRIBUTOR of any price increase. Such price increases shall be as negotiated in good faith by the parties. Shipments shall be billed at the price in effect at time of order placement.


* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

     Notice of price changes shall be sent to:

          PRICING DEPARTMENT
          Fisher Scientific
          2000 Park Lane
          Pittsburgh, PA  15275
          With a copy to:  CENTRAL PURCHASING

     6.4  PAYMENT TERMS:   Payment terms shall be [   *     ] from the date of
receipt of the SUPPLIER's invoice.

     6.5  RESALE:   DISTRIBUTOR shall be entitled to resell Products on such
terms as it may, in its sole discretion, determine, including without limitation, price, returns, credit and discounts.

     6.6  SPECIAL PRICING:   SUPPLIER shall negotiate in good faith with
DISTRIBUTOR to provide special pricing (i) where required for DISTRIBUTOR to meet competition, and (ii) on any large quantity order for Products which may be requested by DISTRIBUTOR's customers.

     6.7  INFORMATION EXCHANGE:   All price changes and additions of new
products accepted by DISTRIBUTOR shall be sent to DISTRIBUTOR at the address set forth in Section 6.4 hereof in an electronic format acceptable to DISTRIBUTOR. In addition, SUPPLIER shall make reasonable efforts to gain Electronic Data Interchange (EDI) capability in a format compatible with DISTRIBUTOR's systems for receipt of purchase orders and transmission of invoices.

7.   PACKAGING

     7.1  PACKAGING:   SUPPLIER shall supply Products in sizes and packaging
configurations corresponding to those set forth in Exhibit A, as it may be amended from time to time. SUPPLIER further agrees to prepare and mark all outer packaging with DISTRIBUTOR's catalog numbers.

     7.2  LOT NUMBERS AND EXPIRATION DATE:   SUPPLIER shall print lot numbers
and expiration date, if any, conspicuously on both outer shipping cartons and on inner shelf packs. DISTRIBUTOR, at the time of Product receipt, shall accurately record into its order entry system lot and serial numbers for all Products purchased from SUPPLIER.


* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

8.   TERM AND TERMINATION

     8.1  TERM:   The initial term of this Agreement shall be from the effective date on the first page hereof through December 31, 2000.

     8.2  TERMINATION FOR CAUSE:   Notwithstanding the foregoing, this Agreement
may be terminated for cause at any time as follows:

          (i) SUPPLIER may terminate this Agreement in the event that DISTRIBUTOR defaults in any payment to ACCUMED for any Products purchased from ACCUMED and such default continues unremedied for a period of thirty (30) days after written notice thereof.

          (ii) Either party may terminate this Agreement in the event the other party is in default or material breach of any of the terms of this Agreement, and such failure or default continues unremedied for a period of sixty (60) days after written notice thereof by the non-defaulting party.

          (iii) Either party may terminate this Agreement immediately, in the event of nationalization, expropriation, liquidation or bankruptcy of, or an assignment for the benefit of creditors or insolvency of either party.

     8.3  TERMINATION FOR CONVENIENCE:   Notwithstanding any other provision
regarding termination, either party may terminate this Agreement at any time prior to expiration of the initial term upon at least six (6) months prior written notice to the other party. After expiration of the initial term, either party may terminate this Agreement upon ninety (90) days prior written notice.

9.   PROCEDURES ON TERMINATION

     9.1  PROCEDURES:   Upon the date of termination of this Agreement for any
reason, (i) DISTRIBUTOR shall promptly pay to SUPPLIER amounts owing to SUPPLIER in accordance with the terms of this Agreement; (ii) SUPPLIER shall deliver to DISTRIBUTOR Products satisfying all orders, if any, received prior to the termination date in accordance with the terms of this Agreement; and (iii) except to the extent necessary to complete outstanding orders and for Products held in inventory, DISTRIBUTOR shall cease to use any of SUPPLIER's trademarks, logos or trade names in connection with any promotion or advertising of the Products.

     9.2  SURVIVAL:   The rights and duties of each party under this Agreement
and the Exhibits hereto in respect of performance prior to termination shall survive and be enforceable in accordance with the terms of this Agreement.

     9.3  EXISTING INVENTORY:   Upon termination of this Agreement by SUPPLIER,
SUPPLIER shall repurchase from DISTRIBUTOR, at DISTRIBUTOR's request and at DISTRIBUTOR's invoiced cost therefor, such Products as are then owned by DISTRIBUTOR; provided, however, that SUPPLIER shall not be required to repurchase any Product not returned to SUPPLIER within thirty (30) days of the termination date, any
Custom Product, and any previously used or obsolete Product not suitable for sale as new. Delivery of Products repurchased from DISTRIBUTOR hereunder shall be F.O.B. origin, freight collect.

10.  WARRANTIES, INDEMNITY, RECALL AND INSURANCE

     10.1 WARRANTIES:   In addition to the warranties of SUPPLIER set forth in
this Agreement and in the Continuing Guaranty which is attached hereto as Exhibit C, SUPPLIER warrants that the Products will conform to the specifications set forth in SUPPLIER's product literature and Exhibit A; that they will comply and be manufactured, packaged, sterilized (if applicable), labeled and shipped by SUPPLIER in compliance with all applicable federal, state and local laws, orders regulations and standards; and that they will be merchantable and fit for their intended purpose.

     All Products shall include SUPPLIER's warranty statement containing the customer's warranty. All SUPPLIER's Products shall be warranted to DISTRIBUTOR's customer against defects in materials and workmanship, including parts and labor, under normal use for a period of one (1) year. SUPPLIER warrants that the Products have been thoroughly tested before shipment and that, if applicable, they are free of mechanical and electrical defects. The warranty period becomes effective at the earlier of installation or fifteen (15) days from date of shipment to DISTRIBUTOR's customer. DISTRIBUTOR shall request customers to present reasonably acceptable documentation verifying the effective warranty date.

     The above warranty against Product defects shall only be available and enforceable if: (i) DISTRIBUTOR's customer operates and maintains the Products in accordance with SUPPLIER's operating manual, service manual, or other documents relating to the Products, and the defect does not arise from accident, negligence, installation error, normal wear and tear, or the improper use or application of the Products; and (ii) the defective Product or component has not been modified, altered or tampered with in any way by DISTRIBUTOR's customer or any other third party, other than repairs or alterations thereto made during the warranty period by an authorized representative of SUPPLIER in accordance with SUPPLIER's service manuals.

     During the warranty period, DISTRIBUTOR may, at its option, return any Product requiring service to SUPPLIER for replacement or repair, or service the instrument through Fisher Service Division ("FSD"). All reasonable charges for parts, labor and travel incurred by FSD shall be paid by SUPPLIER. DISTRIBUTOR shall cause FSD to provide SUPPLIER with quarterly service reports reasonably detailing total warranty costs for the

Products by categories of parts, labor and travel. FSD shall be considered a third party beneficiary and obligor to this Agreement only insofar as this paragraph of Section 10.1 may be concerned. Notwithstanding the foregoing, SUPPLIER will provide all warranty and post-warranty service with respect to the Products until such time as SUPPLIER, DISTRIBUTOR and/or FSD have entered into a Service Agreement. Upon execution, such Service Agreement shall be attached to this Agreement as Exhibit E and incorporated herein by this reference.


     10.2 QUALITY INVESTIGATIVE REPORTS AND PRODUCT IMPROVEMENT REPORTS:
SUPPLIER shall promptly respond to all Quality Investigative Reports (QIR) and Product Improvement Reports (PIR) submitted by DISTRIBUTOR, and take all reasonably necessary and appropriate corrective action.

     10.3 CONTINUING GUARANTY:   SUPPLIER shall execute and abide by the terms
of DISTRIBUTOR's Continuing Guaranty, a copy of which is attached hereto as Exhibit D and incorporated herein by reference. The terms and provisions of the Continuing Guaranty shall survive the termination of this Agreement.

     10.4 INSURANCE:   On or prior to execution of this Agreement, SUPPLIER
shall provide DISTRIBUTOR with a Certificate of Insurance which meets the requirements of Paragraph D of the Continuing Guaranty. SUPPLIER shall provide DISTRIBUTOR with renewal insurance certificate in the form mandated by Paragraph D of the Continuing Guaranty during the term of this Agreement, without demand therefor by DISTRIBUTOR.

     10.5 RECALL:   In the event of a confirmed Product failure, or a recall
required by a government agency or requested by SUPPLIER, SUPPLIER agrees to pay the costs of retrieval, recall and Product corrective action, including Products already delivered to DISTRIBUTOR's customers, and further agrees to reimburse DISTRIBUTOR for all affected Products including shipping charges plus any reasonable out-of-pocket expenses associated therewith which are incurred by DISTRIBUTOR. In addition, SUPPLIER shall notify DISTRIBUTOR immediately in writing should SUPPLIER become aware of any defect or condition which may render any of the Products in violation of any statute or regulation, or which in any way alters the specifications or quality of the Products.

11.  TRADEMARKS

     11.1 TRADEMARKS AND TRADE NAMES:   SUPPLIER recognizes that DISTRIBUTOR is
the owner of the trademarks and trade names connoting DISTRIBUTOR or DISTRIBUTOR products which it may elect to use in the distribution and sale of the Products, and that SUPPLIER has no right or interest in such trademarks and trade names.

     11.2 TRADEMARK USAGE:   SUPPLIER hereby grants to DISTRIBUTOR the non-
exclusive, royalty-free right to use SUPPLIER's trademark Sensititre-Registered Trademark- and the trade name

"AccuMed International, Inc." solely in connection with DISTRIBUTOR's promotion, sale and distribution of the Products during the term of this Agreement, it being expressly understood that if DISTRIBUTOR elects to use SUPPLIER's trademarks during the term of the Agreement, DISTRIBUTOR shall properly do so and shall discontinue the use of such trademarks in any new published material following the termination hereof. Following the termination of this Agreement, SUPPLIER grants DISTRIBUTOR the right to continue to use its trademarks to complete any outstanding orders for Products and in connection with sale or service of Products purchased by DISTRIBUTOR during the term of this Agreement. DISTRIBUTOR disclaims any rights to SUPPLIER's trademarks other than the said license. DISTRIBUTOR shall provide to SUPPLIER, at its request, reasonable access to DISTRIBUTOR's facilities for purposes of inspection to ensure that storage, handling, marketing, service and support of the Products is being accomplished in a manner consistent with the terms of this Agreement to ensure appropriate use of the trademark and trade name.

12.  CONFIDENTIALITY

     The parties expressly agree to hold as confidential ("Confidential Information") the terms of this Agreement and for two (2) years from the date of disclosure any information which is designated in writing by the disclosing party as confidential. The transmittal of such information is and shall be upon the express condition that the information is to be used solely to effectuate this Agreement; and the receiving party shall not use, publish, or disclose said information, in whole or in part, for any purpose other than that stated herein. SUPPLIER expressly acknowledges and agrees that DISTRIBUTOR's customer names, address and key contacts are and shall be the Confidential Information of DISTRIBUTOR. Upon expiration or termination of this Agreement, the receiving party shall promptly return to the disclosing party all Confidential Information in its possession, including all documents, records and notes prepared by the receiving party and incorporating such Confidential Information.
Notwithstanding the foregoing, the above restrictions on disclosures and use shall not apply to any information which the party can show by written evidence, was known to it at the time of receipt, or which may be obtained from third parties who are not bound by a confidentiality agreement, or which is in the public domain.

13.  SOFTWARE LICENSE

     SUPPLIER hereby grants DISTRIBUTOR a royalty-free, non-exclusive license to use the software embodied in certain of the Products as identified on Exhibit A hereto exclusively in connection with its promotion and sale of such Products. Such license shall be automatically transferred to DISTRIBUTOR's customer immediately upon purchase of the Product from DISTRIBUTOR without any further action by any party. Apart from installing any upgrades or enhancements supplied by SUPPLIER, DISTRIBUTOR shall not modify, amend or adapt the software in any way. SUPPLIER represents and warrants that it has the right and power to grant to DISTRIBUTOR the license contained herein. SUPPLIER shall defend, indemnify and hold harmless DISTRIBUTOR from and against any and all claims, demands, losses, expenses (including attorneys' fees) and damages as a result of any third party claims to the contrary.

14.  MISCELLANEOUS

     14.1 FORCE MAJEURE: The obligations of either party to perform under this Agreement shall be excused during each period of delay if such delay arises from any cause or causes which are reasonably beyond the control of the party obligated to perform, including, but not limited to, the following: acts of God, acts or omissions of any government, or any rules, regulations or orders of any governmental authority or any officer, department, agency or instrumentality thereof; fire, storm, flood, earthquake, insurrection, riot, invasion or strikes. The affected party shall use its best efforts to remedy the effects of such force majeure. Any force majeure shall not excuse performance by the party, but shall postpone performance, unless such force majeure continues for a period in excess of ninety (90) days. In such event, the party seeking performance may cancel its obligations hereunder.

     14.2 ASSIGNMENT:   This Agreement shall not be assigned, transferred or
delegated to another by either party, in whole or in part, without the prior written consent of the other party, which shall not be unreasonably withheld, delayed or conditioned.

     14.3 NOTICES:   Any notice required by this Agreement shall be in writing
and shall be deemed sufficient if given personally or by registered or certified mail, postage prepaid, or by any nationally recognized overnight delivery service, addressed to the party to be notified at the address set forth in the initial paragraph of this Agreement. Either party may, by notice to the other, change its address for receiving such notices.

     14.4 ENTIRE AGREEMENT:   This Agreement, including exhibits, constitutes
the entire agreement between the parties relating to the subject matter hereof and cancels and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to such subject matter.

     14.5 EXISTING OBLIGATIONS:   SUPPLIER warrants that the terms of this
Agreement do not violate any existing obligations or contracts of SUPPLIER. SUPPLIER shall protect, defend, indemnify, and hold harmless DISTRIBUTOR from and against any claims, demands, liabilities or actions which are brought against DISTRIBUTOR and which allege any such violation.

     14.6 MODIFICATIONS, WAIVER:   No amendment, modification or claimed waiver
of the terms of this Agreement shall be binding on either party unless reduced to writing and signed by an authorized officer of the party to be bound. In ordering and delivery of the Products, the parties may employ their standard forms, but nothing in those forms shall be construed to modify or amend the terms of this Agreement.

     14.7 RELATIONSHIP OF THE PARTIES:   This Agreement does not constitute
either party as the agent or legal representative of the other for any purpose whatsoever.

     14.8 GOVERNING LAWS:   This Agreement shall be governed by and construed in
accordance with the laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of the date first written above.

                              ACCUMED INTERNATIONAL, INC.


                              By:  /s/ Michael Burke
                                   ------------------------------



                              Date: September 10, 1996
                                    -----------------------------


                              FISHER SCIENTIFIC COMPANY


                              By: /s/ J. M. Daniels
                                  -------------------------------



                              Date: September 10, 1996
                                    -----------------------------

                                     "EXHIBIT A"
                                 ACCUMED/CMS CONTRACT
                       PRODUCT DESCRIPTION/PRICING INFORMATION


                      Catalog     Shelf        Price/        Price/
    [       *       ]    No.      Life         Each           Unit

    [       *       ]    MA      24 mos      [   *    ]     [   *   ]
    [       *       ]    MB      18 mos.     [   *    ]     [   *   ]
    [       *       ]    MC      18 mos.     [   *    ]     [   *   ]
    [       *       ]    MD      18 mos.     [   *    ]     [   *   ]
    [       *       ]    MF      24 mos.     [   *    ]     [   *   ]
    [       *       ]    HP      18 mos.     [   *    ]     [   *   ]
    [       *       ]    BC      18 mos.     [   *    ]     [   *   ]
    [       *       ]    BD      24 mos.     [   *    ]     [   *   ]
    [       *       ]    BE      24 mos.     [   *    ]     [   *   ]
    [       *       ]    BH      24 mos.     [   *    ]     [   *   ]
    [       *       ]    BG      18 mos.     [   *    ]     [   *   ]
    [       *       ]    N/A     12 mos.     [   *    ]     [   *   ]
    [       *       ]    AP80    12 mos.     [   *    ]     [   *   ]
    [       *       ]    JO-AM   24 mos.     [   *    ]     [   *   ]
    [       *       ]    JO-AMC  24 mos.     [   *    ]     [   *   ]
    [       *       ]    JO-IPM  18 mos.     [   *    ]     [   *   ]
    [       *       ]    JO-P1   24 mos.     [   *    ]     [   *   ]
    [       *       ]    JO-VA   24 mos.     [   *    ]     [   *   ]
    [       *       ]    JO-EBP2 24 mos.     [   *    ]     [   *   ]
    [       *       ]    JO-UBP2 24 mos.     [   *    ]     [   *   ]
    [       *       ]    E3010   N/A         [   *    ]     [   *   ]
    [       *       ]    E1012   12 mos.     [   *    ]     [   *   ]
    [       *       ]    V3010   N/A         [   *    ]     [   *   ]
    [       *       ]    V3029   N/A         [   *    ]     [   *   ]
    [       *       ]    V3027   N/A         [   *    ]     [   *   ]
    [       *       ]    BM100   N/A         [   *    ]     [   *   ]
    [       *       ]    V3090   N/A         [   *    ]     [   *   ]


*PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

                                     "EXHIBIT A"

                                 ACCUMED/CMS CONTRACT

                          SERVICE DESCRIPTIONS/PART NUMBERS

                                    AUTOINOCULATOR


          PRODUCT DESCRIPTION                            PART NUMBER

 SW MEMB                                                    552006
 MOTOR                                                      580035
 DISPLAY BOARD                                              901855
 PCB CPU BOARD                                              901856
 ANALOG BOARD                                               901857
 MAIN MOTOR                                                 999255
 E-PROMS                                                    999369
 PCV SENSOR/NEPH                                            901862
 BELTS SET                                                  999303

                                      SENSITOUCH

          PRODUCT DESCRIPTION                            PART NUMBER

 WSHR 5.1 X 10 X 2                                          042509
 MEMBRAND SWITCH                                            552013
 PCB KEY PAD                                                901931
 PCB DISP LCD                                               902022
 PCB SERIAL (NEW)                                           999275
 POWER SUPPLY                                               999281
 COILED CABLE                                               999288
 LCD RIBBON CABLE                                           999318
 LAMP                                                       999320
 IC CPU CHIP/6501q                                          999322
 PCB SERIAL (OLD)                                           999379

                                     "EXHIBIT A"
                                 ACCUMED/CMS CONTRACT
                          SERVICE DESCRIPTIONS/PART NUMBERS

                                      AUTOREADER
          PRODUCT DESCRIPTION                            PART NUMBER

 PHOTOMULTIPLIER TUBE                                       999257
 XENON FLASH LAMP                                           999258
 STEPPER MOTOR                                              999262
 A/D BOARD                                                  999263
 CPU BOARD                                                  999264
 POWER SUPPLY                                               999271
 POWER SUPPLY (OLD STYLE)                                   999327
 PLATEHOLDER FOR USE IN ARIS                                888060
 COMPUTER BOARD FOR USE IN ARIS                             902287

                                         ARIS
          PRODUCT DESCRIPTION                            PART NUMBER

 KEYBOARD KEY PAD                                           552-033
 CAROUSEL DC MOTOR (C MOTOR) & GEARBOX                      580321
 X STEPPER MOTOR & GEARBOX                                  580047
 Y STEPPER MOTOR & GEARBOX                                  580048
 GRIPPER STEPPER MOTOR (G MOTOR) & GEARBOX                  580046
 MEMBRANE KEYPAD                                            552023
 VF DISPLAY                                                 311036
 MAIN HEATING TRANSISTOR                                    360243
 DC FAN (INTERNAL/EXTERNAL)                                 580169
 FLEXIBLE CABLE (Y MOTOR)                                   617898
 FLEXIBLE CABLE (G MOTOR)                                   617897
 SLOTTED OPTICAL SENSOR                                     360260
 PERSPEX USER DOOR WINDOW                                   977167
 FUSE 100-120 V:2-5A(T)                                     450124
 FUSE 220-240 V:1-5A(T)                                     450021
 FUSES FOR POWER SUPPLY PCB, SLOW BLOW:
 F1, F2 AND F8:3-2A(T)                                      450138
 F3, F4, F5 AND F6: 0-8A(T)                                 450131

                                     "EXHIBIT A"

                                 ACCUMED/CMS CONTRACT

                          SERVICE DESCRIPTIONS/PART NUMBERS

                                     ARIS (CON'T)

          PRODUCT DESCRIPTION                            PART NUMBER

 CAROUSEL AND Y ENCODER BOARD                               901907
 MMI BOARD                                                  902077
 MAIN CPU BOARD                                             902080
 TEMP. AND CAROUSEL CONTROL BOARD                           902082
 LED INDICATOR BOARD                                        902083
 POWER SUPPLY BOARD                                         902084
 CAROUSEL INTERFACE BOARD                                   902085
 Y MOTOR CONTROL BOARD                                      902086
 CAROUSEL BOARD                                             902087
 GRIPPER MOTOR BOARD                                        902090
 CCD AND MOTOR CONTROL BOARD                                902091

                                      EXHIBIT B



     a. Distributor shall make good faith commercial efforts to promote, distribute and sell the Products during the term of this Agreement. Specifically, Distributor shall make good faith commercial efforts to sell such stated amounts to its customers within such contract periods (the "Contract Period(s)") as are set forth below:


     Contract Period               Estimated Sales of
                                   Instruments/Reagents/Consumables Products to be sold by Distributor

     Period 1  9/96 - 12/97        [      *     ]
     Period 2  1/98 - 12/98        [      *     ]
     Period 3  1/99 - 12/99        [      *     ]
     Period 4  1/00 - 12/00        [      *     ]


          The foregoing shall constitute non-binding Estimated Sales targets. During Period 2 and beyond, the Estimated Sales targets are predicated upon Supplier launching its new products, specifically, the Kirby Bauer Reader and
the [       *         ].  In the event Supplier fails to launch both of such
products prior to the end of Period 1, the parties shall mutually agree to new Estimated Sales targets for Period 2 and beyond. Failure of the parties to agree shall result in the Estimated Sales targets for Period 1 being carried forward to Period 2 and beyond.

     b. In the event Distributor is unable to meet the Estimated Sales targets due to the failure of Supplier to supply the quantities of Products required to meet such Estimated Sales targets or other fault of Supplier, Distributor's obligation to meet such Estimated Sales targets shall be deemed to have been met.


* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

                                     "EXHIBIT C"

                                 ACCUMED/CMS CONTRACT


         ACCOUNT NAME                                          CITY, STATE
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]


* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

                                     "EXHIBIT C"

                                 ACCUMED/CMS CONTRACT


         ACCOUNT NAME                                          CITY, STATE
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]


* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

                                     "EXHIBIT C"

                                 ACCUMED/CMS CONTRACT


         ACCOUNT NAME                                          CITY, STATE
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]


* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

                                     "EXHIBIT C"

                                 ACCUMED/CMS CONTRACT


         ACCOUNT NAME                                          CITY, STATE
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]
     [         *         ]                                  [       *      ]


* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

                                 CONTINUING GUARANTY

A. AccuMed International, Inc. (hereinafter referred to as "Seller"), having its principal office and place of business at 900 North Franklin Street, Suite 402, Chicago, IL 60610, hereby guarantees that all Products (including their packaging, labelling and shipping) comprising each shipment or other delivery hereinafter made by Seller (hereinafter referred to as "Products") to or on the order of Fisher Scientific Company, a Delaware corporation, having a place of business at 9999 Veterans Memorial Drive, Houston, Texas 77038, or any of their customers (hereinafter collectively referred to as "Fisher"), are, as of the date of such shipment or delivery, in compliance with applicable federal, state and local laws, and any regulations, rules, declarations, interpretations and orders issued thereunder, including, without limitation, the Federal Food, Drug and Cosmetic Act, as amended, and conform to representations and warranties made by Seller in its advertising, product labelling and literature.

B. Further, with respect to any Product that it privately labeled for Fisher, Seller agrees to make no change in such Products or the Fisher artwork on the labelling or packaging relating thereto without first obtaining the written consent of Fisher. Seller recognizes that Fisher is the owner of the trademarks and trade names connoting Fisher which it may elect to use in the promotion and sale of such private label Products and that Seller has no right or interest in such trademarks or trade names, Seller shall periodically analyze and review packaging and labelling for any Products which are private labeled for Fisher to ensure conformality with the provisions of paragraph A hereof and the adequacy of Product warnings and instructions.

C. Seller hereby agrees that it will reimburse Fisher for all reasonable out-of-pocket costs and expenses incurred in connection with any product corrective action or recall relating to the Products which is requested by Seller or required by any governmental entity.

D. Seller agrees to procure and maintain on an occurrence form basis product liability insurance with respect to the Products and contractual liability coverage relating to this Guaranty, with insurer(s) having Best(s) rating(s) of A or better, naming Fisher as an additional insured (Broad Form Vendors Endorsement), with minimum limits in each case of $1,000,000. Seller shall promptly furnish to Fisher a certificate of insurance and renewal certificates of insurance evidencing the foregoing coverages and limits. The insurance shall not be canceled, reduced or otherwise changed without providing Fisher with at least ten (10) days prior written notice.

E. Seller agrees to and shall protect, defend, indemnify and hold harmless Fisher (and with respect to subparagraph E, (1) below, Fisher's customers) from any and all claims, actions, costs, expenses and damages, including attorney's fees and expenses arising out of: (i) any actual or alleged patent trademark or copyright infringement in the design, composition, use, sale, advertising or packaging of the Products which is not attributable to the acts of Fisher in violation of the terms of the Distribution Agreement:
     (ii) any breach of the representations or warranties set forth in this Guaranty; (iii) the sale or use of the Products where such liability results from the acts or omission of Seller (whether for breach of warranty, stict liability in tort, negligence or otherwise).

F. Seller agrees to and shall provide to Fisher Material Safety Data Sheets and other information concerning any Product as required by then applicable federal, state or local law.

G. Seller agrees to and shall accept, at its facility, all of Fisher's unsold or expired Products containing hazardous chemicals, materials or substances for disposal, recycling or use. Fisher shall be responsible for packing and transportation costs to Seller. Seller shall be responsible for all other costs, including without limitation, any costs associated with Seller's disposal, recycling or use.

H. If the Products to be furnished by Seller are to be used in the performance if a U.S. government contract or subcontract, those clauses of the applicable U.S. government procurement regulation which are mandatorily required by Federal Statute to be included in U.S. government subcontracts shall be incorporated herein by reference including, without limitation, the Fair Labor Standards Act of 1938, as amended.

I. The representations and obligations set forth herein shall be continuing and shall be binding upon the Seller and Fisher and his or its heirs, executors, administrators, successors and/or assigns, whichever the case may be, and shall inure to the benefit of Fisher, its successors and assigns and to the benefit of its officers, directors, agents and employees and their heirs, executors, administrators, and assigns.

J. The agreements and obligations of Seller and Fisher set forth in this Guaranty are in consideration of sales made to Fisher by Seller and purchases made by Fisher from Seller and said obligations are in addition to (and supersede to the extent of any conflict) any obligations of Seller to Fisher or Fisher to Seller. This Guaranty shall be effective upon the first sale to Fisher of any Product by Seller, and the obligations of Seller under this Guaranty shall survive and be enforceable in accordance with its terms.


ACCUMED INTERNATIONAL, INC.

/s/ Michael Burke
- ----------------------------------------
Signature of Authorized Representative

President Microbiology  9/10/96
- ----------------------------------------
Title                         Date


FISHER SCIENTIFIC COMPANY

/s/ J.M. Daniels
- ----------------------------------------
Signature of Authorized Representative

V.P. Marketing              9/11/96
- ----------------------------------------
Title                         Date